Exhibit 10.1

PURCHASE AND SALE AGREEMENT

          THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is made as of the 15th day of July, 2013 (“Effective Date”), by and between VIF II/AmREIT Woodlake, LP, a Texas limited partnership (“Seller”), and AmREIT Realty Investment Corporation, a Texas corporation (“Buyer”), and joined in for the limited purposes set forth herein by Stewart Title Guaranty Company, as escrow agent (“Escrow Agent”).

BACKGROUND

          A.        This Agreement is made with reference to the following real and personal property (collectively, the “Property”):

                      (1)          That certain parcel of land commonly known as the Woodlake Square Shopping Center, located at the intersection of Westheimer and Gessner Roads, Houston, Texas, as more particularly described in Exhibit A hereto, together with any easements, rights and privileges appurtenant thereto (collectively, the “Land”);

                      (2)          The building(s) (collectively, the “Buildings”) located on the Land, together with all improvements appurtenant thereto owned by the Seller, in all cases, however, subject to the rights and ownership interests of tenants (the Buildings and such improvements being hereinafter collectively referred to as the “Improvements,” and the Land and the Improvements being hereinafter collectively referred to as the “Real Property”);

                      (3)          All of Seller’s right, title and interest in and to any and all fixtures, equipment, furniture, furnishings, appliances, supplies, signage and other personal property of every nature and description attached or pertaining to, or otherwise used in connection with, the Real Property, owned by the Seller located within the Real Property, if any (the “Personalty”);

                      (4)          All of Seller’s right, title and interest in and to any and all leases and licenses of space in the Improvements and any other occupancy agreements with respect to space in the Improvements (collectively, the “Leases”), and all prepaid rents under the Leases for the period after Closing, and tenant security deposits under the Leases (whether cash or in the form of a letter of credit or otherwise) actually held by Seller on the Closing date (the “Security Deposits”), and all Contracts (as defined herein) to be assigned in accordance with the terms hereof; and

                      (5)          Any and all intangible property owned by the Seller used or useful in connection with the foregoing, including, without limitation, any contract rights, guarantees, licenses, permits and warranties owned by the Seller.

          B.        Seller is prepared to sell, transfer and convey the Property to Buyer, and Buyer is prepared to purchase and accept the same from Seller, all for the purchase price and on the other terms and conditions hereinafter set forth.

TERMS AND CONDITIONS

          In consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree:

          1.         Sale and Purchase.   Seller hereby agrees to sell, transfer and convey the Property to Buyer, and Buyer hereby agrees to purchase and accept the Property from Seller, in each case for the purchase price and on and subject to the other terms and conditions set forth in this Agreement.

          2.         Purchase Price.   The purchase price for the Property (the “Purchase Price”) shall be Forty-One Million Six Hundred Twenty Five Thousand and No/100 Dollars ($41,625,000.00), which, subject to the terms and conditions hereinafter set forth, shall be paid to Seller by Buyer as follows:

                      2.1.          Initial Deposit.   Concurrent with the execution and delivery of this Agreement by Buyer, Buyer shall deliver to Escrow Agent, in immediately available funds, to be held in escrow and delivered in accordance with this Agreement, a cash deposit in the amount of Two Million Eighty One Thousand Two Hundred Fifty and No/100 Dollars ($2,081,250.00) (together with interest earned thereon, the “Deposit”).

                      2.2.          Payment at Closing; Funding Agreement.   At the consummation of the transaction contemplated hereby (the “Closing”), Buyer shall deliver to Escrow Agent cash in an amount equal to the Purchase Price, subject to adjustments and apportionments as set forth herein, less the Deposit held by Escrow Agent. The Purchase Price, subject to adjustments and apportionments as set forth herein, shall be paid at Closing by wire transfer of immediately available federal funds, transferred to the order or account of Seller or such other person as Seller may designate in writing.

          The delivery and recording of documents and the disbursement of funds shall be effectuated at the Closing by the use of a Funding and Escrow Agreement substantially in the form of Exhibit B attached hereto.

          3.         Representations and Warranties of Seller. Subject to all matters disclosed in any document delivered to Buyer by or on behalf of Seller (or otherwise in the possession of AmREIT Woodlake Holdco, LLC, AmREIT Realty Investment Corporation, or its or their affiliates) prior to Closing or on any exhibit attached hereto, and subject to any information discovered by Buyer or other information disclosed to Buyer by Seller or any other person prior to the Closing (all such matters and information being referred to herein as “Exception Matters”), Seller represents and warrants to Buyer as follows:

                      3.1.          Authority. Seller is a limited partnership, duly organized, and validly existing under the laws of the State of Texas and has all requisite limited partnership power and authority to enter into this Agreement and perform its obligations hereunder. The execution and delivery of this Agreement have been duly authorized by all requisite limited partnership action.

                      3.2.          No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Seller do not and will not violate any applicable law, ordinance, statute, rule, regulation, order, decree or judgment, conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the Property or assets of the Seller by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture or instrument to which Seller is a party or which is binding upon Seller, which will not be discharged, assumed or released at Closing. No action by any federal, state or municipal or other governmental department, commission, board, bureau or instrumentality is necessary to make this Agreement a valid and binding instrument upon Seller in accordance with its terms. The representations and warranties contained in this Section 3.2, however, shall not apply to any contract, agreement, instrument or other document recorded or filed with the applicable land records office or to any contract, agreement, instrument or other document delivered to Buyer by or on behalf of Seller (or otherwise in the possession of AmREIT Woodlake Holdco, LLC, AmREIT Realty Investment Corporation, or its or their affiliates) prior to Closing.

                      3.3.          FIRPTA. Seller is not a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code.

                      3.4.          Patriot Act. Seller is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation or orders are collectively called the “Orders”). Neither the Seller nor any of its affiliates (A) is listed on the Specially Designated Nationals and Blocked Person List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”), (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders. The foregoing representation shall not apply with respect to the beneficiaries of or participants in any pension plan participating in Seller or in an affiliate of Seller or to any shareholders of AmREIT, Inc.

                      3.5.          Litigation. There is no pending litigation or administrative proceeding (or to Seller’s knowledge, litigation or administrative proceeding overtly threatened in writing to Seller) naming Seller as a defendant or plaintiff, which if determined adversely to Seller may prevent the consummation of the transaction contemplated by this Agreement.

                      3.6.          Violations. To Seller’s knowledge, VIF II/Woodlake Investors, LLC has not received written notice from any governmental authorities or agencies asserting existing, uncured violations by the Property of federal, state, county or municipal laws, ordinances, codes or regulations; other than any such notices which have also been received by or are in the possession of AmREIT Woodlake Holdco, LLC, AmREIT Realty Investment Corporation, or its or their affiliates. For the avoidance of doubt, VIF II/Woodlake Investors, LLC shall have no liability under this Agreement or otherwise.

                      3.7.          Bankruptcy. No Bankruptcy, insolvency, reorganization or similar action against Seller, whether voluntary or involuntary, is pending (or to Seller’s knowledge, overtly threatened in writing to Seller) against Seller, and Seller during the period subsequent to July 21, 2010, has never (i) filed a voluntary petition in bankruptcy, (ii) been adjudicated a bankrupt or insolvent or filed a petition or action seeking any reorganization, recapitalization, readjustment, liquidation, dissolution or similar relief under any Federal bankruptcy act or any other laws, (iii) sought or acquiesced in the appointment of any trustee, receiver or liquidator of all or any substantial part of its properties, the Property, personal property or any portion thereof, or (iv) made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts generally as the same become due.

          3A.      Limitations Regarding Representations and Warranties. As used in this Agreement, or in any other agreement, document, certificate or instrument delivered by Seller to Buyer, the phrase “to the best of Seller’s actual knowledge,” “to the best of Seller’s knowledge,” “to Seller’s knowledge,” or any similar phrase shall mean the actual, not constructive or imputed, knowledge of John Miller of AEW Capital Management, L.P., without any obligation on his part to make any independent investigation of the matters being represented and warranted, or to make any inquiry of any other persons, or to search or examine any files, records, books, correspondence and the like. For the avoidance of doubt, neither John Miller nor AEW Capital Management, L.P. shall have any liability whatsoever under this Agreement or in connection with the transaction contemplated hereby, or otherwise.

          The representations and warranties made by Seller shall be deemed modified by the Exception Matters. Accordingly, and notwithstanding any provision contained in this Agreement to the contrary, Seller shall have no liability whatsoever to Buyer with respect to any Exception Matters, either before or after Closing. If Buyer obtains knowledge of any Exception Matters before the Closing, Buyer may consummate the acquisition of the Property subject thereto without reduction in the Purchase Price if Buyer determines to proceed with the purchase of the Property pursuant to Article 4; provided, however, if Buyer obtains knowledge of any Exception Matters between the end of the Inspection Period and the Closing, which Exception Matters alter Seller’s representations and warranties so as to materially and adversely affect the value to Buyer of the transactions contemplated by this Agreement, Buyer may terminate this Agreement and receive a refund of the Deposit upon written notice within five (5) business days after Buyer learns of such Exception Matters; provided, further, that Seller may void such termination notice by curing the Exception Matters within ten (10) business days following Buyer’s termination notice (Closing to be extended as necessary to provide for such cure period). Upon any such termination of this Agreement, neither party shall have any further rights or obligations hereunder except as expressly provided for herein.

          Buyer agrees to inform Seller promptly in writing if it discovers that an Exception Matter alters a representation or warranty of Seller in any material respect, or if it believes that Seller has failed to deliver to Buyer any document or material which it is obligated to deliver hereunder.

          4.         Conditions Precedent to Buyer’s Obligations. Buyer’s obligations to consummate the transaction contemplated by this Agreement (expressly excluding Buyer’s indemnity obligations) are conditioned on the satisfaction at or before the time of Closing hereunder of each of the following conditions (any one or more of which may be waived in writing in whole or in part by Buyer, at Buyer’s option):

                      4.1.          Accuracy of Representations. All of the representations and warranties of Seller contained in Section 3 of this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the date of Closing with the same effect as if made on and as of such date, subject to all Exception Matters.

                      4.2.          Performance. Seller shall have, in all material respects, performed, observed and complied with all material covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of Closing hereunder.

                      4.3.          Documents and Deliveries. All instruments and documents required under this Agreement on Seller’s part to effectuate the Closing shall be delivered to Escrow Agent and shall be in form and substance consistent with the requirements herein.

                      4.4.          Tenant Estoppels. Buyer shall have received tenant estoppel certificates, substantially in the substance attached hereto as Schedule 4.4 or containing such information as is reasonably required by Buyer’s mortgage lender, dated not more than thirty (30) days prior to the Closing Date, executed by tenants occupying at least 90% of the rentable square footage of the Property (individually, a “Tenant Estoppel Certificate” and collectively, the “Tenant Estoppel Certificates”). For the avoidance of doubt, the failure of Seller to deliver such tenant estoppel certificates shall constitute a failure of a condition to Buyer’s obligation to Close but shall not constitute a Seller default. Notwithstanding the foregoing, the condition contained in this Section 4.4 shall be deemed waived by Buyer (i) unless Buyer’s mortgage lender fails or refuses to close on Buyer’s acquisition financing solely due a lack of Tenant Estoppel Certificates, or assertions therein of either landlord defaults or information not consistent with the Leases, or (ii) if the property manager (being an affiliate of Buyer) does not use all good faith diligence and reasonable efforts to obtain the Tenant Estoppel Certificates.

                      4.5.          Purchase “As Is”; Inspection Period.

                                      4.5.1.  Buyer acknowledges that Buyer or its affiliates are indirect owners of the Property, serving as the operating member of the limited liability company which indirectly wholly owns the Property, and serve as the property manager for the Property, and Buyer is intimately familiar with all aspects of the Property. During the Inspection Period (hereinafter defined), Buyer, its agents and representatives, shall be entitled to enter upon the Property, including all leased areas (subject to the terms of the Leases), upon reasonable prior notice to Seller, to perform inspections and tests of the Property, including surveys, environmental studies, examinations and tests of all structural and mechanical systems within the Improvements, and to examine the books and records of Seller relating to the Property (excluding confidential and proprietary materials). Before entering upon the Property, Buyer shall furnish to Seller evidence of general liability insurance coverage in such amounts and insuring against such risks as Seller may reasonably require. Notwithstanding the foregoing, Buyer shall not be permitted to interfere unreasonably with Seller’s operations at the Property or interfere with any tenant’s operations at the Property, and the scheduling and procedure for any inspections shall take into account the timing and availability of access to the tenants’ premises, pursuant to the tenants’ rights under the Leases or otherwise. If Buyer wishes to engage in any testing which will damage or disturb any portion of the Property, Buyer shall obtain Seller’s prior written consent thereto, which may be refused or conditioned as Seller may deem appropriate. Without limiting the generality of the foregoing, Seller’s written approval (which may be granted, withheld or conditioned in Seller’s sole discretion) shall be required prior to any invasive testing or sampling including any testing or sampling of surface or subsurface soils, surface water, groundwater or any materials in or about the Improvements. Buyer shall repair any damage to the Property caused by any such tests or investigations, and indemnify, defend and hold harmless Seller from any and all liabilities, claims, costs and expenses resulting therefrom, or from any other damage to property or injury to persons resulting from Buyer’s inspections. The foregoing indemnification shall survive Closing or the termination of this Agreement.

                                  4.5.2.  The term “Inspection Period,” as used herein, shall mean the period ending at 5:00 p.m. EDT time on August 5, 2013. Buyer may terminate this Agreement in its sole discretion by giving written notice of such election to Seller on any day prior to and including the final day of the Inspection Period, in which event the Deposit shall be returned forthwith to Buyer, less $10.00 to be retained by Seller as consideration for entering into this Agreement, and, except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. In the absence of such written notice, the contingency provided for in this Section 4.5.2 no longer shall be applicable, and this Agreement shall continue in full force and effect.

                                  4.5.3.   EXCEPT AS EXPRESSLY SET FORTH IN SECTION 3 OF THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS,” EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY PROSPECTUS DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN SECTION 3 OF THIS AGREEMENT (AND THEN SUBJECT TO THE LIMITATIONS SET FORTH IN THIS AGREEMENT). BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE

REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD “AS-IS.”

BUYER ACKNOWLEDGES RECEIPT OF THE ENVIRONMENTAL REPORTS LISTED ON EXHIBIT C ATTACHED HERETO AND ACKNOWLEDGES THAT THE REPORTS REFERRED TO THEREIN WERE MADE AVAILABLE TO BUYER (SELLER MAKING NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO SUCH REPORTS), AND BUYER REPRESENTS TO SELLER THAT BUYER HAS REVIEWED THE REPORTS AND CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATIONS, AND BUYER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, MEMBERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT BE CONSTRUED AS A WAIVER OF ANY OF THE REPRESENTATIONS AND WARRANTIES OF SELLER SET FORTH IN SECTION 3.3 HEREOF (PROVIDED FURTHER THAT SUCH REPRESENTATIONS AND WARRANTIES ARE SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION SECTIONS 9.2 AND 16.8 HEREOF).

          THE PROVISIONS OF THIS SECTION SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

                                  4.5.4.  Buyer hereby agrees that, if at any time after the Closing, any third party or any governmental agency seeks to hold Buyer responsible for the presence of, or any loss, cost or damage associated with, Hazardous Materials (as hereinafter defined) in, on, above or beneath the Real Property or emanating therefrom, then the Buyer waives any rights it may have against Seller in connection therewith including, without limitation, under CERCLA (defined below), and Buyer agrees that it shall not (i) implead the Seller, (ii) bring a contribution action or similar action against the Seller or (iii) attempt in any way to hold the Seller responsible with respect to any such matter. The provisions of this Section 4.5.4 shall survive the Closing. As used herein, “Hazardous Materials” shall mean and include, but shall not be limited to any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantitated concentration, chemical, or active, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any hazardous or toxic waste or substances which are included under or regulated (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. (“CERCLA”), the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., similar state laws and regulations adopted thereunder.

                      4.6.         Survey.   Buyer shall obtain (or has obtained), at Buyer’s sole cost and expense, an “as-built” survey of the Property (the “Survey”). The Survey shall be certified to Seller, Buyer, Buyer’s lender (if any) and the Title Insurer (as such term is defined in Section 4.7). Buyer shall have until the expiration of the Inspection Period to approve or disapprove matters disclosed by the Survey and to give written notice to Seller of any disapproval thereof, indicating in reasonable detail the nature and reasons for Buyer’s objection. If Buyer fails to timely give notice of disapproval of matters disclosed by the Survey as set forth above (or fails to timely obtain a Survey), all matters disclosed by the Survey (or that could have been disclosed by a current, accurate as-built ALTA survey if the Survey was not timely obtained) shall be deemed accepted by Buyer. In the event Buyer timely notifies Seller of Buyer’s disapproval of matters disclosed by the Survey, Seller may elect (but shall have no obligation whatsoever) to attempt to cure any disapproved matter within ten (10) days from receipt of such notice (the “Survey Cure Period”), in which event the Closing, if it otherwise is scheduled to occur earlier, shall be extended until the earlier of ten (10) days after receipt of such notice or three (3) business days after such matter is cured. Within five (5) business days after receiving Buyer’s notice (the “Seller’s Survey Notice Period”), Seller shall notify Buyer if Seller intends to attempt to effectuate such cure. In the event that Seller gives notice during the Seller’s Survey Notice Period that Seller elects not to attempt to effectuate cure of the survey objections, or if Seller fails to give notice during the Seller’s Survey Notice Period of Seller’s intention to attempt to effectuate such cure, then Buyer may, within five (5) business days after Seller’s notice, or if no notice is given, five (5) business days following the expiration of the Seller’s Survey Notice Period, but in any event before Closing is consummated, terminate this Agreement by notice to Seller, in which event the Deposit, and all interest earned thereon, shall be returned to Buyer, provided if Buyer does not timely so terminate this Agreement, Buyer shall be deemed to have waived objection to any such survey matter and agreed to accept title subject thereto, without reduction in the Purchase Price. In the event Seller gives such notice of its intention to attempt to effectuate such cure and thereafter fails to actually effectuate such cure, Buyer’s sole rights with respect thereto shall be to terminate this Agreement within five (5) business days after the expiration of the Survey Cure Period, but in any event before Closing is consummated, in which event the Deposit, and all interest earned thereon, shall be returned to Buyer, provided if Buyer does not so terminate the Agreement, Buyer shall be deemed to have waived objection to any such survey matter and agreed to accept title subject thereto, without reduction in the Purchase Price. The Closing date shall be extended to the extent necessary to give effect to the time periods set forth herein.

                      4.7.         Title.   Within five (5) business days after the date of this Agreement, Seller will order from Stewart Title Guaranty Company (“Title Insurer”) a Commitment for Title Insurance for an ALTA Owner’s Title Insurance Policy for the Property (with copies of all instruments listed as exceptions to title) (collectively, the “Commitment”). Buyer shall have a period of ten (10) days after receipt of the Commitment (but in all cases ending no later than the expiration of the Inspection Period) within which to examine said Commitment. If Buyer objects to any title encumbrances disclosed in the Commitment, Buyer shall, within said period notify Seller in writing, specifying the objectionable title encumbrances (a “Title Notice”). If Buyer fails to timely give such notice specifying the objectionable title encumbrances, Buyer will be deemed to have approved the matters set forth in the Commitment (and all matters which the Title Insurer has committed to insure over), all of which shall be included in the “Permitted Exceptions.” If Buyer timely gives such notice specifying objectionable title encumbrances, all matters set forth in the Commitment (and all matters which the Title Insurer has committed to insure over) which are not objected to in Buyer’s notice will be included in the “Permitted Exceptions.” Seller may elect (but shall have no obligation whatsoever) to attempt to cure any such title matters within ten (10) business days from receipt of the Title Notice (the “Title Cure Period”), in which event the Closing, if it otherwise is scheduled to occur earlier, shall be extended until the earlier of ten (10) business days after receipt of the Title Notice or three (3) business days after such matter is cured. Within five (5) business days after receiving Buyer’s Title Notice (the “Seller’s Title Notice Period”), Seller shall notify Buyer if Seller intends to attempt to effectuate such cure. In the event that Seller gives notice during the Seller’s Title Notice Period that Seller elects not to attempt to effectuate cure of the subject title matters, or if Seller fails to give notice during the Seller’s Title Notice Period of Seller’s intention to attempt to effectuate such cure, then Buyer may, within five (5) business days after Seller’s notice, or if no notice is given five (5) business days following the expiration of the Seller’s Title Notice Period, but in any event before Closing is consummated, terminate this Agreement by notice to Seller, in which event the Deposit, and all interest earned thereon, shall be returned to Buyer, provided that if Buyer does not timely so terminate this Agreement, Buyer shall be deemed to have waived objection to any such title matters (which matters will be included within the Permitted Exceptions) and agreed to accept title subject thereto, without reduction in the Purchase Price. In the event Seller gives such notice of its intention to attempt to effectuate such cure and thereafter fails to actually effectuate such cure within the Title Cure Period, Buyer’s sole rights with respect thereto shall be to terminate this Agreement within five (5) business days after the expiration of the Title Cure Period, but in any event before Closing is consummated, in which event the Deposit, and all interest earned thereon, shall be returned to Buyer, provided that if Buyer does not so terminate this Agreement, Buyer shall be deemed to have waived objection to any such title matters (which matters will be included within the Permitted Exceptions) and agreed to accept title subject thereto, without reduction in the Purchase Price. The foregoing notwithstanding, Seller will pay off its current mortgage loan at Closing. The Closing date will be extended as necessary to give effect to the time periods set forth herein.

          Buyer may, prior to Closing, notify Seller in writing (a “Gap Notice”) of any title exceptions raised by the Title Insurer between the expiration of the Inspection Period and Closing and not disclosed by the Title Insurer or otherwise known to Buyer prior to the expiration of the Inspection Period; provided that Buyer must notify Seller of such unacceptable exceptions within five (5) business days of being made aware of the existence of such exceptions. If Buyer sends a Gap Notice to Seller, Buyer and Seller shall have the same rights and obligations with respect to such notice and the exceptions set forth therein as apply to a Title Notice and the exceptions set forth therein pursuant to the preceding paragraph.

          5.         Failure of Conditions.   In the event Seller shall not be able to convey title to the Property on the date of Closing in accordance with the provisions of this Agreement, then Buyer shall have the option, as its sole recourse and remedy, exercisable by written notice to Seller at or prior to Closing, of (1) accepting at Closing such title as Seller is able to convey and waiving any unsatisfied condition precedent, with no deduction from or adjustment of the Purchase Price, or (2) declining to proceed to Closing. In the latter event, except as expressly set forth herein (including with respect to a default by either party under this Agreement), all obligations, liabilities and rights of the parties under this Agreement shall terminate, and the Deposit shall be returned to Buyer.

          6.         Closing; Deliveries.

                      6.1.          Time of Closing. The Closing shall take place at 1:00 p.m. EDT on September 4, 2013 at the offices of the Escrow Agent, unless otherwise agreed to in writing by both Seller and Buyer. If any date on which the closing would occur by operation of this Agreement is not a business day in Boston, Massachusetts, the Closing shall occur on the next business day.

                      6.2.          Seller Deliveries. At Closing, Seller shall deliver to Buyer, through the escrow administered by Escrow Agent, the following, and it shall be a condition to Buyer’s obligation to close that Seller shall have delivered the same:

                                      6.2.1.   A Deed to the Real Property from Seller, duly executed and acknowledged by Seller and substantially in the form of Exhibit D (the “Deed”).

                                      6.2.2.   A bill of sale for the Personalty from Seller, substantially in the form of Exhibit E, duly executed by Seller.

                                      6.2.3.   An Assignment and Assumption of Leases, duly executed by Seller, substantially in the form of Exhibit F assigning to Buyer all Leases.

                                      6.2.4.   An Assignment of Warranties and Permits from Seller, substantially in the form of Exhibit G, duly executed by Seller.

                                      6.2.5.   An Assignment and Assumption of Contracts, duly executed by Seller, substantially in the form of Exhibit H assigning to Buyer all leasing, service, equipment, supply, maintenance and concession agreements with respect to the Property executed by Seller (the “Contracts”); provided that (a) if any such Contracts are terminable without fee or penalty and no later than 15 days prior to Closing Buyer gives Seller notice that it elects to have the same terminated, then Seller will give a termination notice to the vendor thereunder at or before Closing, and (b) if any Contracts cannot, by their terms, be assigned, or Buyer has not obtained any requisite consents for assignment, Buyer shall either buy such Contracts out or otherwise protect Seller therefrom from and after Closing (such obligation of Buyer shall survive Closing). Notwithstanding the foregoing, Seller shall terminate its current property management agreement at Seller’s sole cost and expense.

                                     6.2.6.   All architectural and engineering drawings and specifications, utilities layout plans, topographical plans and the like in Seller’s possession and owned by Seller used in the construction, improvement, alteration or repair of the Land or the Improvements; which may be delivered by being left at the Property or property managers office.

                                     6.2.7.   Originals or copies of the Leases, Lease records, Contracts, other materials identified in the Exhibits hereto, and all other non-confidential and nonproprietary books, records and files, maintained by Seller’s property manager relating to the construction, leasing, operation and maintenance of the Property; which may be delivered by being left at the Property or property managers office.

                                     6.2.8.   A notice to the tenants, executed by Seller, advising of the sale of the Property and directing that rent and other payments thereafter be sent to Buyer at the address provided by Buyer at Closing.

                                     6.2.9.   Such affidavits or letters of indemnity as the Title Insurer shall reasonably require, in form and substance acceptable to Seller, in order to allow the Title Insurer to omit from its owner’s policy of title insurance exceptions for unfiled mechanics’ or materialmen’s liens for work performed by Seller (but not any tenant) prior to Closing, or for rights of parties in possession other than pursuant to the Leases, or for matters recorded against the property during the so-called “gap period” between Closing and the recording of the Deed.

                                     6.2.10.   A Non-Foreign Affidavit as required by the Foreign Investors in Real Property Tax Act (“FIRPTA”), as amended.

                                     6.2.11.   A certification by Seller that all representations and warranties made by Seller in Article 3 of this Agreement are true and correct in all material respects on the date of Closing, except as may be set forth in such certificate.

                                     6.2.12.   A settlement statement (the “Settlement Statement”), in a form and substance acceptable to Seller setting forth the Purchase Price and the closing adjustments and prorations required by this Agreement.

                                     6.2.13.   Evidence of the existence, organization and authority of Seller and of the authority of the persons executing documents on behalf of Seller reasonably satisfactory to the Title Insurer.

                                     6.2.14.   All other instruments and documents reasonably required to effectuate this Agreement and the transactions contemplated thereby, including any applicable state tax disclosures or withholding certificates.

                    6.3.           Buyer Deliveries. At Closing, Buyer shall deliver to Seller, through the escrow administered by Escrow Agent, the following, and it shall be a condition to Seller’s obligation to close that Buyer shall have delivered the same:

                                     6.3.1.   In accordance with Seller’s instructions, a wire transfer in the amount of the Purchase Price, less the Deposit delivered by Escrow Agent to Seller (subject to the adjustments provided for in this Agreement), transferred to the order or account of Seller or to such other person or persons as Seller shall designate in writing.

                                     6.3.2.   A certification by Buyer that all representations and warranties made by Buyer in Article 15 of this Agreement are true and correct in all material respects on the date of Closing.

                                     6.3.3.   The bill of sale referred to in Section 6.2.2, duly executed by Buyer

                                     6.3.4.   The Assignment and Assumption of Leases referred to in Section 6.2.3, duly executed by Buyer.

                                     6.3.5.   The Assignment and Assumption of Contracts referred to in Section 6.2.5, duly executed and acknowledged by Buyer.

                                     6.3.6.   The Settlement statement, in form and substance acceptable to Buyer, Seller and the title insurer, duly executed by Buyer.

                                     6.3.7.   Evidence of the existence, organization and authority of Buyer and of the authority of the persons executing documents on behalf of Buyer.

                                     6.3.8.   All other instruments and documents reasonably required to effectuate this Agreement and the transactions contemplated thereby, including any applicable state tax disclosures or withholding certificates.

          7.       Apportionments; Taxes; Expenses.

                    7.1.          Apportionments.

                                     7.1.1.     Taxes and Operating Expenses. All real estate taxes, charges, betterment assessments, special assessments and other assessments affecting the Property (“Taxes”), all charges for water, electricity, sewer rental, gas, telephone and all other utilities (“Operating Expenses”), to the extent not paid directly by the tenant, and all operating expenses and common area maintenance charges billed to the tenant on an estimated basis (“CAM Charges”) shall be prorated on a per diem basis as of the date of Closing. If any Taxes have not been finally assessed as of the date of Closing for the current fiscal year of the taxing authority, then the same shall be adjusted at Closing based upon the most recently issued bills therefor, and shall be re-adjusted when and if final bills are issued. If any Operating Expenses or CAM

Charges cannot conclusively be determined as of the date of Closing, then the same shall be adjusted at Closing based upon the most recently issued bills thus far and shall be re-adjusted within one hundred twenty (120) days after the end of the calendar year in which the Closing occurs after final Operating Expenses and the actual amount of CAM Charges are determined. Buyer hereby agrees to assume all non-delinquent assessments affecting the Property, whether special or general (all of which shall be treated as if paid over the longest period permissible).

          At the time of the final calculation under the Leases of payments due to or from any tenant on account of CAM Charges for the calendar year in which the Closing occurs, whether in the nature of a reconciliation payment or full payment, in arrears, Buyer shall prepare, for Buyer’s and Seller’s approval, a reproration between Buyer and Seller as to such CAM Charge payments from the tenant. Seller will cooperate with Buyer’s preparation of such reconciliation. Such reproration between Buyer and Seller will be completed within thirty (30) days following the final calculation under the Leases, and any amounts owed by Buyer to Seller or by Seller to Buyer will be paid upon demand.

          Seller may file, and may prosecute, an appeal of the real property tax assessment, and may take related action which Seller deems appropriate in connection therewith. Buyer shall cooperate with Seller in connection with such appeal and collection of a refund of real estate taxes paid. Seller owns and holds all right, title and interest in and to such appeal and refund, and all amounts payable in connection therewith shall be paid directly to Seller by the applicable authorities. If such refund or any part thereof is received by Buyer, Buyer shall promptly pay such amount to Seller. Any refund received by Seller shall be distributed as follows: first, to reimburse Seller for all costs incurred in connection with the appeal; second, to Seller to the extent that such appeal covers the period prior to Closing and to Buyer to the extent such appeal covers the period as of the Closing and thereafter. If and to the extent any such appeal covers the period after the Closing, Buyer shall have the right to participate in such appeal after Closing. If and to the extent such appeal covers only the period prior to Closing, Seller shall have the sole right to prosecute the same and Buyer will cooperate with Seller in connection therewith.

                                     7.1.2.     Rent. Except as set forth herein, all rent received under the Leases shall be prorated to the date of Closing. Delinquent rent shall not be prorated but shall remain the property of Seller. Payments received from any tenant from and after the date of Closing shall be applied first to the month in which Closing occurs, next to rents then due for the current period and then to delinquent rents in the order in which they came due. Buyer shall use reasonable efforts to collect delinquent rents for the benefit of Seller, and shall cooperate with Seller in the collection of any delinquent amounts.

                                     7.1.3.     Charges under Contracts. The unpaid and pre-paid monetary obligations of Seller with respect to the Contracts shall be prorated on a per diem basis as of the date of Closing.

                                     7.1.4.     Security Deposits. All cash Security Deposits shall be credited to Buyer, and all Security Deposits in the form of letters of credit shall be delivered to Buyer, at Closing.

                    7.2.           Expenses. Each party will pay all its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, (1) all costs and expenses stated herein to be borne by a party, and (2) all of their respective accounting, legal and appraisal fees. Buyer, in addition to its other expenses, shall pay at Closing (1) all recording charges incident to the recording of the deed for the Real Property, (2) the premiums for any title insurance policy endorsements or extended coverage, and (3) one-half of the escrow fees, costs and expenses of Escrow Agent. Seller, in addition to its other expenses, shall pay at Closing (1) the base premium for the owner’s title insurance policy issued to Buyer at Closing in the amount of the Purchase Price and (2) one-half of the escrow fees, costs and expenses of Escrow Agent.

          8.       Damage or Destruction; Condemnation; Insurance.

          If at any time prior to the date of Closing there is damage or destruction to the Property the cost for repair of which exceeds $1,000,000.00, or if all or any material portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then, at Buyer’s option by notice given to Seller within five (5) business days following notice of such casualty or condemnation, this Agreement shall terminate, and the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder.

          If there is any damage or destruction or condemnation or taking, and if Buyer elects not to terminate this Agreement (or does not have the right to terminate this Agreement) as herein provided, then subject to the rights and interests of tenants (1) in the case of a taking, all condemnation proceeds paid or payable to Seller shall belong to Buyer and shall be paid over and assigned to Buyer at Closing; and (2) in the case of a casualty, Seller shall assign to Buyer all rights to any insurance proceeds paid or payable to Seller under the applicable insurance policies and Buyer shall receive a credit at Closing for any deductible amount under such insurance policies; less in each case any costs of collection and any sums expended in restoration.

          9.       Remedies.

                    9.1.           Buyer Default. In the event Buyer breaches or fails, without legal excuse, to complete the purchase of the Property or to perform its material obligations under this Agreement to be performed prior to Closing, then Seller shall, as its sole remedy therefor, be entitled to receive the Deposit, plus all interest earned and accrued thereon, as liquidated damages (and not as a penalty) in lieu of, and as full compensation for, all other rights or claims of Seller against Buyer by reason of such default. Thereupon, this Agreement shall terminate and the parties shall be relieved of all further obligations and liabilities hereunder, except as expressly set forth herein. Buyer and Seller acknowledge that the damages to Seller resulting from Buyer’s breach would be difficult, if not impossible, to ascertain with any accuracy, and that the liquidated damage amount set forth in this Section represents both parties’ best efforts to approximate such potential damages. The foregoing, however, shall not be construed to limit Buyer’s indemnity obligations set forth in this Agreement.

                    9.2.           Seller Default. In the event Seller breaches or fails, without legal excuse, to complete the sale of the Property or to perform its material obligations under this Agreement to be performed prior to Closing, Buyer may, as its sole remedy therefor, either (i) enforce specific performance against Seller of Seller’s obligation to convey to Buyer such titled to the Property as is then held by Seller, or (ii) terminate this Agreement and receive a return of the Deposit (provided Seller has been given written notice and a reasonable opportunity to cure the breach or failure). If Buyer has not filed a claim for specific performance in a court of competent jurisdiction within sixty (60) days following the scheduled date for Closing, Buyer irrevocably shall be deemed to have elected to proceed under clause (ii) above.

          Notwithstanding anything to the contrary contained in this Agreement, Buyer agrees that its recourse against Seller under this Agreement or under any other agreement, document, certificate or instrument delivered by Seller to Buyer (including without limitation all agreements, documents, certificates and instruments delivered at Closing), or under any law applicable to the Property or this transaction, shall be strictly limited to Seller’s interest in the Property (or upon consummation of the transaction contemplated hereunder, to the net proceeds of the sale thereof actually received by Seller), and that in no event shall Buyer seek or obtain any recovery or judgment against any of Seller’s other assets (if any) or against any of Seller’s partners or members (or their constituent partners or members) or any director, officer, employee or shareholder of any of the foregoing. Buyer agrees that Seller shall have no liability to Buyer in respect of Seller’s covenants, indemnities, representations or warranties hereunder or under any other agreement, document, certificate or instrument delivered by Seller to Buyer (including without limitation all agreements, documents, certificates and instruments delivered at Closing), or under any law applicable to the Property or this transaction, unless the valid claims for all such matters collectively aggregate more than Fifty Thousand and No/100 Dollars ($50,000.00), in which event the full amount of such valid claims shall be actionable, up to the cap set forth in the following sentence. Further, Buyer agrees that any recovery against Seller in respect of Seller’s covenants, indemnities, representations and warranties hereunder and under any other agreement, document, certificate or instrument delivered by Seller to Buyer (including without limitation all agreements, documents, certificates and instruments delivered at Closing), and under any law applicable to the Property or this transaction, shall be limited to Buyer’s actual damages not in excess of an amount equal to Six Hundred Twenty Four Thousand Three Hundred Seventy Five and No/100 Dollars ($624,375.00) of the Purchase Price in the aggregate for all such claims collectively, and that in no event shall Buyer be entitled to seek or obtain any other damages of any kind, including, without limitation, consequential, indirect or punitive damages. The provisions of this grammatical paragraph are not intended to derogate from the additional limitations placed on Seller’s pre-Closing liability under the preceding grammatical paragraph or elsewhere in this Agreement.

          10.     Confidentiality. Buyer agrees to keep confidential and not disclose, and not to use, other than in connection with its determination whether to proceed with the purchase of the Property in accordance with Section 4.5 hereof, any of the documents, material or information regarding the Property supplied to Buyer by Seller or by any third party, including, without limitation any environmental site assessment reports furnished to Buyer, except to Buyer’s consultants on a “need to know” basis (and Buyer shall instruct its consultants to keep confidential and not disclose the same), unless Buyer is compelled to disclose such documents, material or information by law or by subpoena. Buyer agrees to indemnify and hold harmless Seller from and against any and all losses, damages, claims and liabilities of any kind (including, without limitation, reasonable attorneys’ fees) arising out of Buyer’s or its consultants breach of this Section 11. In the event that the Closing does not occur in accordance with the terms of this Agreement, Buyer shall return to Seller or destroy all of the documents, material or information regarding the Property supplied to Buyer by Seller or at the request of Seller. The provisions of this Section 10 shall survive the termination of this Agreement but shall no longer be applicable following Closing in accordance with the terms of this Agreement (except the provisions of the last two sentences hereof, which shall survive both termination and Closing). Any press release regarding this transaction before or after Closing must be approved by Buyer and Seller. In addition to the foregoing, except as required by law or with the parties written approval, Buyer will keep confidential and not disclose the terms and provisions of this Agreement.

          11.          Possession. Possession of the Property shall be surrendered to Buyer at Closing, subject to the rights of the tenants under the Leases.

          12.          Notices. All notices and other communications provided for herein shall be in writing and shall be sent to the address set forth below (or such other address as a party may hereafter designate for itself by notice to the other parties as required hereby) of the party for whom such notice or communication is intended:

12.1.	If to Seller:

c/o AEW Capital Management, L.P.
2 Seaport Lane
Boston, Massachusetts 02210
Fax No.: (617) 261-9555
Attention: John Miller

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
Fax No.: (617) 526-5000
Attention: Douglas L. Burton

12.2.	If to Buyer:

AmREIT Realty Investment Corporation
c/o AmREIT, Inc.
8 Greenway Plaza, Suite 1000
Houston, TX 77046
Fax No.: (713) 850-0498
Attention: Tenel H. Tayar

With a copy to:

Bass, Berry & Sims PLC
100 Peabody Place, Suite 900
Memphis, TN 38103
Fax No.: (901) 543-5999
Attention: T. Gaillard Uhlhorn

12.3.	If to the Escrow Agent to:

Stewart Title Guaranty Company
One Washington Mall
Suite 1400
Boston, MA 02108
Fax No.: (617) 737-8370
Attention: Terrance P. Miklas

Any such notice or communication shall be sufficient if sent by registered or certified mail, return receipt requested, postage prepaid; by hand delivery; by overnight courier service; or by telecopy, with an original by regular mail. Any such notice or communication shall be effective when delivered or when delivery is refused.

          13.          Brokers. Buyer and Seller each represents to the other that it has not dealt with any broker or agent in connection with this transaction. Each party hereby indemnifies and holds harmless the other party from all loss, cost and expense (including reasonable attorneys’ fees) arising out of a breach of its representation or undertaking set forth in this Section 13. The provisions of this Section 13 shall survive Closing or the termination of this Agreement.

          14.          Escrow Agent. Escrow Agent shall hold the Deposit in accordance with the terms and provisions of this Agreement, subject to the following:

                         14.1.          Obligations. Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against Escrow Agent.

                         14.2.          Reliance. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes, and any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instrument in connection with the provisions of this Agreement has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in escrow, nor as to the identity, authority, or right of any person executing the same, and Escrow Agent’s duties under this Agreement shall be limited to those provided in this Agreement.

                         14.3.          Indemnification. Unless Escrow Agent discharges any of its duties under this Agreement in a negligent manner or is guilty of misconduct with regard to its duties under this Agreement, Seller and Buyer shall indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or other expenses, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in such connection Seller and Buyer shall indemnify Escrow Agent against any and all expenses including reasonable attorneys’ fees and the cost of defending any action, suit or proceeding or resisting any claim in such capacity (Buyer and Seller to bear such expense equally).

                         14.4.          Disputes. If the parties (including Escrow Agent) shall be in disagreement about the interpretation of this Agreement, or about their respective rights and obligations, or the propriety of any action contemplated by Escrow Agent, or the application of the Deposit, Escrow Agent shall hold the Deposit until the receipt of written instructions from both Buyer and Seller or a final order of a court of competent jurisdiction. In addition, in any such event, Escrow Agent may, but shall not be required to, file an action in interpleader to resolve the disagreement. Escrow Agent shall be indemnified for all costs and reasonable attorneys’ fees in its capacity as Escrow Agent in connection with any such interpleader action and shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment in the interpleader action is received.

                         14.5.          Counsel. Escrow Agent may consult with counsel of its own choice and have full and complete authorization and protection in accordance with the opinion of such counsel. Escrow Agent shall otherwise not be liable for any mistakes of fact or errors of judgment, or for any acts or omissions of any kind, unless caused by its negligence or misconduct.

                         14.6.          Interest. All deposits into the escrow shall be held by the Escrow Agent in an interest bearing account. All interest earned on the Deposit shall be deemed to be part of the Deposit and shall accrue to the benefit of Buyer except to the extent the Deposit becomes payable to Seller pursuant to Section 9.1. In such event the interest earned on the Deposit shall accrue to the benefit of the Seller. All interest shall be considered income of Buyer for tax purposes.

          15.          Representations of Buyer. Buyer represents and warrants that:

                         15.1.          Authority. Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the state of Texas and has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Buyer has been duly authorized.

                         15.2.          No Conflict. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Buyer do not and will not violate any applicable law, ordinance, statute, rule, regulation, order, decree or judgment, conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of the Buyer by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture or instrument to which Buyer is a party or which is binding upon Buyer, which will not be discharged, assumed or released at Closing. No action by any federal, state or municipal or other governmental department, commission, board, bureau or instrumentality is necessary to make this Agreement a valid instrument binding upon Buyer in accordance with its terms.

                         15.3.          Litigation. There is no pending litigation or administrative proceeding or, to Buyer’s knowledge, litigation or administrative proceeding overtly threatened in writing to Buyer, naming Buyer as a defendant or plaintiff which if determined adversely to Buyer may prevent the consummation of the transaction contemplated by this Agreement.

                         15.4.          ERISA Matters. Buyer is not: (i) a plan which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as defined in Section 3(3) of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a “Plan”); (ii) a “governmental plan” as defined in Section 3(32) of ERISA; or (iii) a “party in interest,” as defined in Section 3(14) of ERISA, to a Plan, except with respect to plans, if any, maintained by Buyer, nor do the assets of Buyer constitute “plan assets” of one or more of such Plans within the meaning of Department of Labor Regulations Section 2510.3-101. Buyer is acting on its own behalf and not on account of or for the benefit of any Plan. Buyer has no present intent to transfer the Property to any entity, person or Plan which will cause a violation of ERISA. Buyer shall not assign its interest under this Agreement to any entity, person or Plan which will cause a violation of ERISA.

                         15.5.          Source of Funds. Buyer acknowledges and agrees that its obligations hereunder are not contingent upon Buyer obtaining financing for the purchase of the Property.

                         15.6.          Patriot Act. Buyer is in compliance with the requirements of the Order and other similar requirements contained in the rules and regulations of OFAC and in any other Orders. Neither the Buyer nor any of its affiliates (A) is listed on the Lists, (B) is a Person (as defined in the Order) who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or (C) is owned or controlled by (including without limitation by virtue of such Person being a director or owning voting shares or interests), or acts for or on behalf of, any person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders. The foregoing representation shall not apply with respect to the beneficiaries of or participants in any pension plan participating in Buyer or in an affiliate of Buyer or to the holders of any publically traded shares of AmREIT, Inc. (however, Buyer knows of no violation of such representation with respect thereto).

                         15.7.          Bankruptcy. No Bankruptcy, insolvency, reorganization or similar action against Buyer, whether voluntary or involuntary, is pending (or to Buyer’s knowledge, overtly threatened in writing to Buyer) against Buyer and Buyer has never (i) filed a voluntary petition in bankruptcy, (ii) been adjudicated a bankrupt or insolvent or filed a petition or action seeking any reorganization, recapitalization, readjustment, liquidation, dissolution or similar relief under any Federal bankruptcy act or any other laws, (iii) sought or acquiesced in the appointment of any trustee, receiver or liquidator of all or any substantial part of its properties, the Property, personal property or any portion thereof, or (iv) made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts generally as the same become due.

          16.          Miscellaneous.

                         16.1.          Assignability. Buyer may not assign or transfer all or any portion of its rights or obligations under this Agreement to any other individual, entity or other business association without the consent thereto by Seller. However, Buyer may assign or transfer such rights and obligations to an entity under common control of Buyer without Seller’s consent, but with prior notice to Seller. No assignment or transfer by Buyer will be permitted if such assignment or transfer would, in Seller’s opinion, cause this transaction to violate any provision of applicable law, including, without limitation, ERISA. If Buyer assigns its rights under this Agreement, and as a condition thereof, (a) the assignee must assume all of Buyer’s obligations under this Agreement and agree to be bound by the provisions of this Agreement, and (b) Buyer shall provide Seller with a copy of the assignment document implementing this requirement and running in favor of Seller. After any assignment, the Buyer named herein and assignee will be jointly and severally liable for Buyer’s obligations under this Agreement.

                         16.2.          Governing Law; Bind and Inure. This Agreement shall be governed by the law of the State of Texas and shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.

                         16.3.          Recording. This Agreement or any notice or memorandum hereof shall not be recorded in any public record. A violation of this prohibition shall constitute a material breach of Buyer, entitling Seller to terminate this Agreement and retain the Deposit.

                         16.4.          Time of the Essence. Time is of the essence of this Agreement.

                         16.5.          Headings. The headings preceding the text of the paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

                         16.6.          Counterparts. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         16.7.          Exhibits. All Exhibits which are referred to herein and which are attached hereto or bound separately and initialed by the parties are expressly made and constitute a part of this Agreement.

                         16.8.          Survival. Unless otherwise expressly stated in this Agreement, each of the warranties and representations of Seller and Buyer expressly set forth in this Agreement or in any agreement, document, certificate or instrument delivered at Closing shall survive the Closing and delivery of the deed and other closing documents by Seller to Buyer, and shall not be deemed to have merged therewith; provided, however, that any suit or action for breach of any of the representations or warranties of Seller set forth in this Agreement or in any agreement, document, certificate or instrument delivered at Closing must be filed with a court of competent jurisdiction within six (6) months after the Closing or any claim based thereon shall be deemed irrevocably waived. Unless expressly made to survive, all other obligations and covenants of Seller contained in this Agreement shall be deemed to have been merged into the deed and shall not survive the Closing.

                         16.9.          Use of Proceeds to Clear Title. To enable Seller to make conveyance as herein provided, Seller may (but shall not be obligated to), at the time of Closing, use the Purchase Price or any portion thereof to clear the title of any or all encumbrances or interests, provided that provision reasonably satisfactory to Buyer’s attorney is made for prompt recording of all instruments so procured in accordance with conveyancing practice in the jurisdiction in which the Property is located.

                         16.10.        Tax Reporting. In order to comply with information reporting requirements provided by Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties hereby designate Escrow Agent as the party who shall be responsible for reporting to the Internal Revenue Service (the “IRS”) the sale of the Property on IRS form 1099-S. The parties shall provide Escrow Agent with the information necessary to complete Form 1099-S. Escrow Agent shall provide all the parties with a copy of the IRS Form 1099-S filed with the IRS and with any documentation used to complete IRS Form 1099-S. The parties agree to retain this Agreement for four (4) years following December 31 of the calendar year in which the Closing occurs.

                         16.11.        Submission not an Offer or Option. The submission of this Agreement or a summary of some or all of its provisions for examination or negotiation by Buyer or Seller does not constitute an offer by Seller or Buyer to enter into an agreement to sell or purchase the Property, and neither party shall be bound to the other with respect to any such purchase and sale until a definitive agreement satisfactory to the Buyer and Seller in their sole discretion is executed and delivered by both Seller and Buyer.

                         16.12.        Entire Agreement; Amendments. This Agreement and the Exhibits hereto set forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.

                         16.13.        Rule 3-14 Audit. For a period of one year following the Closing, Seller agrees, at no cost, expense or liability to Seller, to provide to Buyer and Buyer’s accountants such information (including, without limitation, bank statements, rent rolls and property-level accounting records, but excluding proprietary or confidential materials) reasonably requested by Buyer and in Seller’s possession or control for the purpose of preparing a property-level Statement of Revenues and Certain Expenses (“Rule 3-14 Financials”) as required by Rule 3-14 of Securities and Exchange Commission Regulation S-X and sufficient to support an audit opinion by an independent accounting firm with respect to the Rule 3-14 Financials.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

SELLER:

VIF II/AMREIT WOODLAKE, LP, a Texas limited partnership

By:	VIF II/AmREIT Woodlake GP, LLC, a Texas limited
liability company, its general partner

By:	VIF II/Woodlake Square, LLC, a Delaware limited
liability company, its sole member

By:	VIF II/Woodlake Investors, LLC, a Delaware limited
liability company, a member

By:	AEW Value Investors II, L.P. a Delaware
limited partnership, its sole member

By:	AEW VIF Managers II, LLC, a Delaware
limited liability company, its general
partner

By:	AEW VIF Investors II, Inc., a
Delaware corporation, its manager

By:	/s/ Maureen A. Joyce
Name: Maureen A. Joyce
Title: Authorized Signatory

By:	AmREIT Woodlake Holdco, LLC, a
Texas limited liability company, its member

By:	/s/ Chad C. Braun
	Name:	Chad C. Braun
	Its:	Vice-President

BUYER:

AmREIT Realty Investment Corporation, a Texas corporation

By:	/s/ Chad C. Braun
	Name:	Chad C. Braun
	Its:	Vice-President

ESCROW AGENT:

STEWART TITLE GUARANTY COMPANY

By:	/s/ Andrew C. Turbriche, Esq.
	Name:	Andrew C. Turbriche, Esq.
	Title:	Underwriting Counsel

List of Exhibits

Exhibit A	-	Description of Land
Exhibit B	-	Form of Funding and Escrow Agreement
Exhibit C	-	List of Environmental Reports
Exhibit D	-	Form of Deed
Exhibit E	-	Form of Bill of Sale
Exhibit F	-	Form of Assignment of Leases
Exhibit G	-	Form of Assignment of Warranties and Permits
Exhibit H	-	Form of Assignment and Assumption of Contracts
Schedule 4.4	-	Form of Estoppel Certificate

EXHIBIT A

Description Of The Land

A TRACT OR PARCEL CONTAINING APPROXIMATELY 16.0885 ACRES OR 700,815 SQUARE FEET OF LAND (MORE OR LESS), SITUATED IN THE JOHN D. TAYLOR LEAGUE SURVEY, ABSTRACT NO. 72, HARRIS COUNTY, TEXAS BEING THE RESIDUE OF A CALLED 20.7358 ACRE TRACT CONVEYED TO AMREIT WOODLAKE LP AS RECORDED UNDER HARRIS COUNTY CLERK’S FILE NUMBER 20070536382, AND BEING A PORTION OF UNRESTRICTED RESERVE “A”, BLOCK 1 OF WOODLAKE, SECTION 7, PARTIAL REPLAT NO. 1, MAP OR PLAT THEREOF RECORDED IN FILM CODE NO. 631066, H.C.M.R., WITH SAID APPROXIMATELY 16.0885 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS, WITH ALL BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATE SYSTEM, SOUTH CENTRAL ZONE, NAD 1983;

BEGINNING AT A CAPPED 5/8” IRON ROD STAMPED “WINDROSE LAND SERVICES” (GRID COORDINATES X:3067973.75, Y:13831948.20, COMBINED SCALE FACTOR OF 0.99988894) SET AT THE SOUTHWESTERLY CUTBACK CORNER OF THE INTERSECTION OF THE NORTH RIGHT-OF-WAY LINE OF WESTHEIMER ROAD (CALLED 120 FOOT WIDE R.O.W.) AND THE WEST RIGHT-OF-WAY LINE OF TANGLEWILDE AVENUE (CALLED 60 FOOT WIDE R.O.W.), MARKING A SOUTHEASTERLY CORNER OF SAID 20.7358 ACRES AND THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 87 DEGREES 31 MINUTES 27 SECONDS WEST, WITH SAID NORTH RIGHT-OF-WAY LINE OF WESTHEIMER ROAD, A DISTANCE OF 358.94 FEET TO A 5/8” IRON ROD FOUND MARKING AN ANGLE POINT;

THENCE SOUTH 87 DEGREES 29 MINUTES 03 SECONDS WEST, CONTINUING WITH SAID NORTH RIGHT-OF-WAY LINE OF WESTHEIMER ROAD, A DISTANCE OF 613.05 FEET TO A METAL SPIKE FOUND MARKING THE SOUTHEAST CORNER OF WOODLAKE, SECTION NINE, MAP OR PLAT THEREOF RECORDED UNDER VOLUME 186, PAGE 15 OF THE HARRIS COUNTY MAP RECORDS, ALSO MARKING A SOUTHWESTERLY CORNER OF SAID 20.7358 ACRES AND THE HEREIN DESCRIBED TRACT;

THENCE NORTH 02 DEGREES 30 MINUTES 57 SECONDS WEST, WITH THE COMMON LINE OF SAID WOODLAKE SECTION NINE AND SAID 20.7358 ACRES, A DISTANCE OF 240.00 FEET TO A CAPPED 5/8” IRON ROD STAMPED “WINDROSE LAND SERVICES” SET MARKING THE NORTHEAST CORNER OF SAID WOODLAKE SECTION NINE, AND AN INTERIOR CORNER OF SAID 20.7358 ACRES AND THE HEREIN DESCRIBED TRACT;

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THENCE SOUTH 87 DEGREES 29 MINUTES 03 SECONDS WEST, CONTINUING WITH SAID COMMON LINE, A DISTANCE OF 200.37 FEET TO A 5/8” IRON ROD FOUND ON THE EAST RIGHT-OF-WAY LINE OF SOUTH GESSNER ROAD (CALLED 100 FOOT WIDE R.O.W.), MARKING THE NORTHWEST CORNER OF SAID WOODLAKE SECTION NINE, AND A SOUTHWESTERLY CORNER OF SAID 20.7358 ACRES AND THE HEREIN DESCRIBED TRACT;

THENCE NORTHERLY, WITH SAID EAST RIGHT-OF-WAY LINE OF SOUTH GESSNER ROAD, ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 10 DEGREES 15 MINUTES 12 SECONDS, A RADIUS OF 1095.92 FEET, AN ARC LENGTH OF 196.12 FEET, AND A CHORD BEARING AND DISTANCE OF NORTH 15 DEGREES 24 MINUTES 44 SECONDS EAST, 195.86 FEET TO A 5/8” IRON ROD FOUND MARKING A POINT OF REVERSE CURVATURE;

THENCE NORTHERLY, CONTINUING WITH SAID EAST RIGHT-OF-WAY LINE OF SOUTH GESSNER ROAD, ALONG A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 17 DEGREES 30 MINUTES 45 SECONDS, A RADIUS OF 1195.92 FEET, AN ARC LENGTH OF 365.53 FEET, AND A CHORD BEARING AND DISTANCE OF NORTH 11 DEGREES 46 MINUTES 58 SECONDS EAST, 364.11 FEET TO A CAPPED 5/8” IRON ROD STAMPED “TRUE MERIDIAN” FOUND MARKING THE NORTHWEST CORNER OF SAID 20.7358 ACRES AND THE HEREIN DESCRIBED TRACT;

THENCE NORTH 87 DEGREES 40 MINUTES 50 SECONDS EAST, WITH THE NORTH LINE OF SAID 20.7358 ACRES, A DISTANCE OF 349.58 FEET TO A CAPPED 5/8” IRON ROD STAMPED “WINDROSE LAND SERVICES” SET MARKING A POINT OF CURVATURE, FROM WHICH A 1/2” IRON ROD FOUND FOR REFERENCE BEARS SOUTH 26 DEGREES 55 MINUTES 49 SECONDS WEST, 0.50 FEET;

THENCE NORTHEASTERLY, CONTINUING WITH SAID NORTH LINE, ALONG A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 31 DEGREES 51 MINUTES 35 SECONDS, A RADIUS OF 260.55 FEET, AN ARC LENGTH OF 144.88 FEET, AND A CHORD BEARING AND DISTANCE OF NORTH 71 DEGREES 45 MINUTES 03 SECONDS EAST, 143.02 FEET TO A CAPPED 5/8 INCH IRON ROD STAMPED “WINDROSE LAND SERVICES” SET MARKING THE MOST NORTHERLY NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT ;

THENCE SOUTH 02 DEGREES 30 MINUTES 57 SECONDS EAST, A DISTANCE OF 167.85 FEET TO AN ANGLE POINT;

THENCE SOUTH 47 DEGREES 30 MINUTES 57 SECONDS EAST, A DISTANCE OF 149.64 FEET TO A CAPPED 5/8 INCH IRON ROD STAMPED “WINDROSE LAND SERVICES” SET MARKING AN ANGLE POINT;

THENCE NORTH 88 DEGREES 12 MINUTES 44 SECONDS EAST, A DISTANCE OF 259.43 FEET TO A “PK” NAIL SET IN ASPHALT SET MARKING AN ANGLE POINT;

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THENCE NORTH 87 DEGREES 31 MINUTES 27 SECONDS EAST, A DISTANCE OF 172.48 FEET TO A CAPPED 5/8 INCH IRON ROD STAMPED “WINDROSE LAND SERVICES” SET ON THE WESTERLY RIGHT-OF-WAY LINE OF SAID TANGLEWILDE AVENUE, MARKING THE MOST EASTERLY NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 02 DEGREES 06 MINUTES 57 SECONDS EAST, ALONG AND WITH SAID WEST RIGHT-OF-WAY LINE OF TANGLEWILDE AVENUE, A DISTANCE OF 399.31 FEET TO A CAPPED 5/8” IRON ROD STAMPED “RENO 4403” FOUND MARKING A POINT OF CURVATURE;

THENCE SOUTHERLY, CONTINUING WITH SAID WEST RIGHT-OF-WAY LINE OF TANGLEWILDE AVENUE, ALONG A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 07 DEGREES 12 MINUTES 00 SECONDS, A RADIUS OF 330.00 FEET, AN ARC LENGTH OF 41.47 FEET, AND A CHORD BEARING AND DISTANCE OF SOUTH 05 DEGREES 42 MINUTES 57 SECONDS EAST, 41.44 FEET TO A CAPPED 5/8” IRON ROD STAMPED “RENO 4403” FOUND MARKING A POINT OF TANGENCY;

THENCE SOUTH 09 DEGREES 18 MINUTES 57 SECONDS EAST, CONTINUING WITH SAID WEST RIGHT-OF-WAY LINE OF TANGLEWILDE AVENUE, A DISTANCE OF 50.00 FEET TO A 5/8” IRON ROD FOUND MARKING A POINT OF CURVATURE;

THENCE SOUTHERLY, CONTINUING WITH SAID WEST RIGHT-OF-WAY LINE OF TANGLEWILDE AVENUE, ALONG A CURVE TO THE RIGHT HAVING A CENTRAL ANGLE OF 07 DEGREES 12 MINUTES 00 SECONDS, A RADIUS OF 270.00 FEET, AN ARC LENGTH OF 33.93 FEET, AND A CHORD BEARING AND DISTANCE OF SOUTH 05 DEGREES 42 MINUTES 57 SECONDS EAST, 33.91 FEET TO A 5/8” IRON ROD FOUND MARKING A POINT OF TANGENCY;

THENCE SOUTH 02 DEGREES 06 MINUTES 57 SECONDS EAST, CONTINUING WITH SAID WEST RIGHT-OF-WAY LINE OF TANGLEWILDE AVENUE, A DISTANCE OF 5.78 FEET TO A CAPPED 5/8” IRON ROD STAMPED “WINDROSE LAND SERVICES” SET AT THE NORTHEASTERLY CUTBACK CORNER OF SAID TANGLEWILDE AVENUE AND WESTHEIMER ROAD INTERSECTION, MARKING A SOUTHEASTERLY CORNER OF SAID 20.7358 ACRES AND THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 42 DEGREES 48 MINUTES 04 SECONDS WEST, ALONG SAID CUTBACK, A DISTANCE OF 14.20 FEET TO THE PLACE OF BEGINNING AND CONTAINING 16.0885 ACRES OR 700,815 SQUARE FEET OF LAND.

[AT THE SELLER’S ELECTION, THE LEGAL DESCRIPTION OF THE LAND CONTAINED IN THE DEED DELIVERED BY SELLER AT CLOSING SHALL BE THE LEGAL DESCRIPTION OF THE LAND SET FORTH IN SELLER’S VESTING DEED, WITH AN EXPRESS STATEMENT SAVING AND EXCEPTING THEREFROM THE DEVELOPMENT PARCEL PREVIOUSLY SOLD BY SELLER TO A THIRD PARTY, IN LIEU OF THE FOREGOING MEETS AND BOUNDS PROPERTY DESCRIPTION.]

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EXHIBIT B

Funding and Escrow Agreement

          This Funding and Escrow Agreement is made as of this ___ day of August, 2013, by and among VIF II/AmReit Woodlake, LP, a Texas limited partnership, having an address of c/o AEW Capital Management, L.P., World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02110, (“Seller”), AmREIT Realty Investment Corporation, a Texas corporation, having an address of 8 Greenway Plaza, Suite 1000, Houston, TX 77046 (“Buyer”), and Stewart Title Guaranty Company, having an address of One Washington Mall, Suite 1400, Boston, MA 02108 (“Escrow Agent”).

          This Agreement is made in connection with the purchase and sale of property that certain property commonly known as the Woodlake Shopping Center in Houston, Texas (the “Property”), as more particularly described in that certain Purchase and Sale Agreement dated July ____, 2013 between Seller and Buyer (the “Purchase and Sale Agreement”). The parties hereto have entered into this Funding and Escrow Agreement in order to facilitate the purchase and sale of the Property and the payment of the purchase price in connection therewith. Capitalized terms used and not defined herein shall have the meanings given thereto in the Purchase and Sale Agreement.

Annexed hereto are copies of the following documents as exhibits:

1.

Exhibit A, consisting of a payoff letter (the “Payoff Letter”), from _____________________________ (“Seller’s Lender”) setting forth the amount of principal, interest and other charges outstanding under the mortgage loan from Seller’s Lender to Seller (the “Seller’s Loan”), which Seller’s Loan is secured by a mortgage on the Property (“Seller’s Mortgage”), as of the date of Closing (such amount being hereinafter referred to as the “Outstanding Loan Amount”).

2.	Exhibit B, consisting of an invoice of Escrow Agent to Buyer listing Escrow Agent’s title charges and wiring instructions of Escrow Agent (“Escrow Agent’s Wiring Instructions”).

3.	Exhibit C, consisting of a list of the documents and instruments executed by Seller, including a deed of the Property, delivered into escrow with Escrow Agent (the “Seller Documents”).

4.	Exhibit D, consisting of a list of the documents and instruments executed by Buyer, delivered into escrow with Escrow Agent (the “Buyer Documents”).

5.	Exhibit E, consisting of a Disbursement Schedule (the “Disbursement Schedule”) for the “Closing Funds” (as hereinafter defined).

6.	Exhibit F, consisting of wiring instructions of Seller (“Seller’s Wiring Instructions”).

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7.	Exhibit G, consisting of wiring instructions of Buyer (“Buyer’s Wiring Instructions”).

          Buyer shall (a) wire to Escrow Agent, in accordance with Escrow Agent’s Wiring Instructions, to be held in escrow in accordance with the provisions of this Agreement, $________ (“Closing Funds”), which amount represents the sum of the net purchase price for the Premises of $41,625,000.00 (the “Net Purchase Price”), plus the title charges of Escrow Agent set forth on Exhibit B which are Buyer’s responsibility (the “Buyer’s Title Charges”), plus the amount of other closing costs which are Buyer’s responsibility as set forth on the Disbursement Schedule (the “Buyer’s Closing Costs”), less the Deposit then held by Escrow Agent and any credits to due to Buyer as set forth in the Purchase and Sale Agreement, and (b) deliver to Escrow Agent to be held in escrow in accordance with the terms of this Agreement, original, executed counterpart copies of the Buyer Documents. Simultaneously therewith Seller shall deliver to Escrow Agent, to be held in escrow in accordance with the provisions of this Agreement, original counterpart copies of the Seller Documents. Upon Escrow Agent’s receipt of (i) written notice from Seller’s counsel to proceed, which may be delivered via facsimile or electronic mail (a copy of which notice shall be sent to Buyer), (ii) written notice from Buyer’s counsel to proceed, which may be delivered via facsimile or electronic mail (a copy of which notice shall be sent to Seller), (iii) the Closing Funds, (iv) the Buyer Documents and (v) the Seller Documents, Escrow Agent shall simultaneously (a) apply the Closing Funds in accordance with the Disbursement Schedule, by wire transfer to Seller’s Lender in accordance with the wire instructions in the Payoff Letter, by wire transfer to Seller in accordance with Seller’s wire instructions, and by payment of the deed excise stamp taxes, recording fees and other closing costs listed in the Disbursement Schedule, (b) compile the counterpart copies of the Buyer Documents and Seller Documents, inserting the Buyer’s signature pages into the executed Seller Documents, and deliver a fully executed original of each to Buyer and Seller and (c) deliver to Buyer any title insurance policy which Buyer and Escrow Agent have agreed upon. The application of the Closing Funds as hereinabove provided shall be referred to herein as the “Closing Condition.”

          Upon satisfaction of the Closing Condition, Escrow Agent shall be entitled to payment of the Title Charges from the amount held in escrow. Escrow Agent agrees to promptly record the deed from Seller to Buyer in the appropriate land records office, and to promptly obtain from the Seller’s Lender, and thereafter promptly record, the releases, discharges and terminations of all mortgages, assignment of leases and rents and UCC financing statements securing the loan referred to in the Payoff Letter, (collectively, the “Releases”).

          Escrow Agent agrees to promptly deliver the original recorded Releases to Seller’s counsel and copies of the recorded Releases to Buyer’s counsel.

          If the Closing Conditions have not been satisfied by 3:00 p.m. on August __, 2013, unless otherwise instructed jointly by both Buyer and Seller, Escrow Agent shall immediately (i) wire transfer the Closing Funds (in all cases, less the Deposit) to Buyer, together with any interest earned thereon, in accordance with Buyer’s Wiring Instructions, (ii) return the Seller Documents to Seller, (iii) return the Buyer’s Documents to Buyer, and (iv) deliver the Deposit to the party entitled thereto under the Purchase and Sale Agreement.

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          In connection with this Agreement, Escrow Agent may rely upon instructions from (i) Seller’s counsel, Douglas L. Burton or Alison McKinney of Wilmer Cutler Pickering Hale and Dorr LLP, and (ii) Buyer’s counsel, T. Gaillard Uhlhorn or Robert P. McDaniel of Bass, Berry & Sims PLC.

          EXECUTED as of the date first written above.

SELLER:

VIF II/AMREIT WOODLAKE, LP, a Texas limited partnership

By:	VIF II/AmREIT Woodlake GP, LLC, a Texas limited liability company, its general partner

	By:	VIF II/Woodlake Square, LLC, a Delaware limited liability company, its sole member

		By:	VIF II/Woodlake Investors, LLC, a Delaware limited liability company, a member

			By:	AEW Value Investors II, L.P. a Delaware limited partnership, its sole member

				By:	AEW VIF Managers II, LLC, a Delaware limited liability company, its general partner

					By:	AEW VIF Investors II, Inc., a Delaware corporation, its manager

By:
Name:
Title:

		By:	AmREIT Woodlake Holdco, LLC, a
Texas limited liability company, its member

By:
Name:
Its:

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BUYER:

AmREIT Realty Investment Corporation, a Texas corporation

By:
Name:
Its:

ESCROW AGENT:

STEWART TITLE GUARANTY COMPANY

By:
Name:
Title:

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EXHIBIT C

List of Environmental Reports

Schedule to be Delivered by Seller to Buyer with five (5) Business Days following the Date hereof.

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EXHIBIT D

Form of Special Warranty Deed

STATE OF TEXAS	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF HARRIS	§

          That VIF II/AmREIT Woodlake, LP, a Texas limited partnership (“Grantor”), for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to Grantor by _________________________, a Texas ________________ (“Grantee”), whose address is [_________________________], the receipt of which is hereby acknowledged, has GRANTED, SOLD and CONVEYED, and by these presents does GRANT, SELL and CONVEY unto Grantee, all of the real property situated in Harris County, Texas, described in the attached Exhibit “A” (the “Land”), together with any rights, title, benefits, easements, privileges, remainders, tenements, hereditaments, interests, reversions and appurtenances thereunto belonging or in any way appertaining, and all of the right, title, interest, claim or demand whatsoever of Grantor, if any, in and to adjacent strips and gores between the Land and abutting properties, and in and to adjacent streets, highways, roads, alleys or rights-of-way, and the beds thereof (all of the above-described properties together with the Land are hereinafter collectively referred to as the “Property”), subject to all easements, restrictions, encumbrances and other matters of record to the extent they are validly existing and applicable to the Property (collectively, the “Permitted Encumbrances”).

          TO HAVE AND TO HOLD the Property, subject to the Permitted Encumbrances, unto Grantee, and Grantee’s successors and assigns forever; and Grantor does hereby bind itself to WARRANT AND FOREVER DEFEND, all and singular, the Property unto Grantee, and Grantee’s successors and assigns, against every person whomsoever lawfully claiming or to claim the Property or any part thereof (subject in all cases to the Permitted Encumbrances), by, through or under Grantor, but not otherwise.

[Signatures appear on following page]

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          EXECUTED to be effective as of the ______ day of ____________, 2013.

GRANTOR:

VIF II/AMREIT WOODLAKE, LP, a Texas limited partnership

By:	VIF II/AmREIT Woodlake GP, LLC, a Texas limited liability company, its general partner

	By:	VIF II/Woodlake Square, LLC, a Delaware limited liability company, its sole member

		By:	VIF II/Woodlake Investors, LLC, a Delaware limited liability company, a member

			By:	AEW Value Investors II, L.P. a Delaware limited partnership, its sole member

				By:	AEW VIF Managers II, LLC, a Delaware limited liability company, its general partner

					By:	AEW VIF Investors II, Inc., a Delaware corporation, its manager

By:
Name:
Title:

		By:	AmREIT Woodlake Holdco, LLC, a
Texas limited liability company, its member

By:
Name:
Its:

2

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this ____ day of August, 2013, by __________, as _________________ of VIF II/AmREIT Woodlake, LP, a Texas limited partnership, on behalf of the partnership, who is personally known to me.

(SEAL)	Notary Public
Sign:
Print Name:
State and County Aforesaid
My commission expires:

After Recording Return To:

Attention: ______________________________

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EXHIBIT E

Bill Of Sale

          VIF II/AmREIT Woodlake, LP, a Texas limited partnership (“Seller”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, transfers and delivers to ________________, a Texas ___________________ (“Buyer”), all of Seller’s right, title and interest in and to the fixtures, equipment and personal property owned by Seller and located on and used in connection with the real property described on Exhibit A (the “Real Property”) attached hereto, if any, including, if any, all signage, blinds, window shades, screens, screen doors, storm windows and doors, awnings, shutters, furnaces, heaters, heating equipment, stoves, ranges, oil and gas burners and fixtures appurtenant thereto, hot water heaters, plumbing and bathroom fixtures, electric and other lighting fixtures, trees, shrubs, plants, and air conditioning equipment and ventilators, (collectively, the “Personal Property”), but specifically excluding from the Personal Property all property leased by Seller or owned by the tenant or others, if any, to have and to hold the Personal Property unto Buyer, its successors and assigns, forever.

          Seller hereby represents and warrants to Buyer that Seller has the full right, power and authority to sell the Personal Property and to make and execute this Bill of Sale. Seller hereby agrees to warrant and defend the title to the Personal Property conveyed hereby to Buyer against the lawful claims and demands of all persons claiming by, through or under Seller, but not otherwise. Except as set forth above and in the Purchase and Sale Agreement by and between Seller and Buyer dated as of July ___, 2013 (the “Purchase Agreement”), Seller grants, bargains, sells, transfers and delivers the Personal Property in its “AS IS” condition, WITH ALL FAULTS, IF ANY, and makes no representations or warranties, direct or indirect, oral or written, express or implied, as to title, encumbrances and liens, merchantability, condition or fitness for a particular purpose or any other warranty of any kind, express or implied, all of which representations and warranties are expressly hereby disclaimed and denied.

          Buyer agrees that the liability of Seller under this Bill of Sale, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Sections 9.2 and 16.8 of the Purchase Agreement.

          Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

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          Executed under seal this ____ day of August, 2013.

SELLER:

VIF II/AMREIT WOODLAKE, LP, a Texas limited partnership

By:	VIF II/AmREIT Woodlake GP, LLC, a Texas limited liability company, its general partner

	By:	VIF II/Woodlake Square, LLC, a Delaware limited liability company, its sole member

		By:	VIF II/Woodlake Investors, LLC, a Delaware limited liability company, a member

			By:	AEW Value Investors II, L.P. a Delaware limited partnership, its sole member

				By:	AEW VIF Managers II, LLC, a Delaware limited liability company, its general partner

					By:	AEW VIF Investors II, Inc., a Delaware corporation, its manager

By:
Name:
Title:

		By:	AmREIT Woodlake Holdco, LLC, a
Texas limited liability company, its member

By:
Name:
Its:

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Acknowledgment of Buyer

          The Buyer hereby accepts the Personal Property subject to all conditions and limitations stated above.

BUYER:
_________________________, a Texas ______________company

By:
Name:
Its:

6

EXHIBIT F

Assignment And Assumption Of Interest In Leases

DATE:	August ___, 2013

ASSIGNOR:	VIF II/AmREIT Woodlake, LP, a Texas limited partnership

ASSIGNEE:	___________________, a Texas ________________

RECITALS:

          WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of July _____, 2013 (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy that certain real property described on Exhibit ”A” attached hereto and the improvements located thereon (the “Property”);

          WHEREAS, Assignee desires to assume and Assignor desires to assign to Assignee the leases currently existing on the Property, which leases are more particularly described on Exhibit ”B” attached hereto and incorporated herein by this reference (the “Leases”).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

          1.          Assignment. Assignor conveys and assigns to Assignee all of Assignor’s right, title and interest in and to the Leases, and all security deposits and advance payments thereunder, together with the right to receive any and all sums and proceeds arising out of said Leases, arising from and after the date of conveyance of the Property by Assignor to Assignee (the “Conveyance Date”), but reserving unto Assignor all uncollected rent attributable to the period prior to the Conveyance Date in accordance with the terms of the Purchase Agreement.

          2.          Assumption. Assignee assumes and agrees to be bound by all of Assignor’s liabilities and obligations pursuant to the Leases and agrees to perform and observe all of the covenants and conditions contained in the Leases.

          3.          Indemnification. Assignee further covenants and agrees to indemnify and hold harmless Assignor for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, based upon or arising out of any breach or alleged breach of the Leases by Assignee occurring or alleged to have occurred from and after the Conveyance Date. Assignor covenants and agrees to indemnify and hold harmless Assignee for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, based upon or arising out of any breach or alleged breach of the Leases by Assignor occurring or alleged to have occurred before the Conveyance Date (except to the extent based on or related to the condition of the Property).

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          4.          Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

          5.          Construction; Definitions. This Assignment shall be construed according to Texas law. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

          6.          Counterparts. This Assignment may be executed in counterparts, which taken together shall constitute one original instrument.

          7.          Non-Recourse. Assignee agrees that the liability of Assignor under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Seller and Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Sections 9.2 and 16.8 of the Purchase Agreement.

          DATED as of the day and year first above written.

ASSIGNOR:

VIF II/AMREIT WOODLAKE, LP, a Texas limited partnership

By:	VIF II/AmREIT Woodlake GP, LLC, a Texas limited liability company, its general partner

	By:	VIF II/Woodlake Square, LLC, a Delaware limited liability company, its sole member

		By:	VIF II/Woodlake Investors, LLC, a Delaware limited liability company, a member

			By:	AEW Value Investors II, L.P. a Delaware limited partnership, its sole member

				By:	AEW VIF Managers II, LLC, a Delaware limited liability company, its general partner

					By:	AEW VIF Investors II, Inc., a Delaware corporation, its manager

By:
Name:
Title:

2

By:	AmREIT Woodlake Holdco, LLC, a Texas limited liability company, its member

By:
Name:
Its:

ASSIGNEE:
_________________________, a Texas ______________company

By:
Name:
Its:

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EXHIBIT G

Assignment Of Warranties And Permits

DATE:	August _____, 2013

ASSIGNOR:	VIF II/AmREIT Woodlake, LP, a Texas limited partnership

ASSIGNEE:	___________________, a Texas ________________

RECITALS:

          A.          Assignor presently owns the real property described in Exhibit “A” to this Assignment and the improvements located thereon (the “Property”).

          B.          WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of July _____, 2013 (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy the Property;

          C.          Assignor desires to sell the Property to Assignee, and in connection therewith, Assignor desires to assign to Assignee and Assignee desires to acquire Assignor’s interest, if any, in and to the following described rights, interests and property inuring to the benefit of Assignor and relating to the Property.

          FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor agrees as follows:

          1.          Assignment. Assignor assigns, transfers, sets over, and conveys to Assignee, to the extent the same are assignable, all of Assignor’s right, title, and interest, if any, in and to (i) any warranties and/or guaranties, express or implied, from contractors, builders, manufacturers, and/or suppliers inuring to the benefit of Assignor and relating to the Property, and (ii) any licenses or permits relating to the Property.

          2.          Binding Effect. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          3.          Construction; Definitions. This Assignment shall be construed according to Texas law. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

          4.          Non-Recourse. Assignee agrees that the liability of Assignor under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Sections 9.2 and 16.8 of the Purchase Agreement.

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          DATED as of the day and year first above written.

ASSIGNOR:

VIF II/AMREIT WOODLAKE, LP, a Texas limited partnership

By:	VIF II/AmREIT Woodlake GP, LLC, a Texas limited liability company, its general partner

	By:	VIF II/Woodlake Square, LLC, a Delaware limited liability company, its sole member

		By:	VIF II/Woodlake Investors, LLC, a Delaware limited liability company, a member

			By:	AEW Value Investors II, L.P. a Delaware limited partnership, its sole member

				By:	AEW VIF Managers II, LLC, a Delaware limited liability company, its general partner

					By:	AEW VIF Investors II, Inc., a Delaware corporation, its manager
By:
Name:
Title:

By:	AmREIT Woodlake Holdco, LLC, a Texas limited liability company, its member

By:
Name:
Its:

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ASSIGNEE:

_________________________, a Texas ______________company

By:
Name:
Its:

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EXHIBIT H

Assignment And Assumption Of Contracts

DATE:	August _____, 2013

ASSIGNOR:	VIF II/AmREIT Woodlake, LP, a Texas limited partnership

ASSIGNEE:	___________________, a Texas ________________

RECITALS:

          WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of July ____, 2013 (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy that certain real property described on Exhibit ”A” attached hereto and the improvements located thereon (the “Property”);

          WHEREAS, Assignee desires to assume and Assignor desires to assign to Assignee Assignor’s right, title and interest in and to all of the contracts and agreements, and all modifications and amendments thereof, which concern or relate to the use, operation, alteration or renovation of the Property set forth on Exhibit ”B” attached hereto (collectively, the “Contracts”).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

          1.          Assignment. Assignor conveys and assigns to Assignee all of Assignor’s right, title and interest in and to the Contracts as of the date of conveyance of the Property by Assignor to Assignee (the “Conveyance Date”).

          2.          Assumption. Assignee assumes and agrees to be bound by all of Assignor’s liabilities and obligations pursuant to the Contracts, if any, and agrees to perform and observe all of the covenants and conditions contained in the Contracts.

          3.          Indemnification. Assignee further covenants and agrees to indemnify and hold harmless Assignor for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, based upon or arising out of any breach or alleged breach of any of the Contracts occurring or alleged to have occurred from and after the Conveyance Date. Assignor covenants and agrees to indemnify and hold harmless Assignee for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, based upon or arising out of any breach or alleged breach of any of the Contracts by Assignor occurring or alleged to have occurred before the Conveyance Date (except to the extent based on or related to the condition of the Property).

          4.          Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

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          5.          Construction; Definitions. This Assignment shall be construed according to Texas law. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

          6.          Counterparts. This Assignment may be executed in counterparts, which taken together shall constitute one original instrument.

          7.          Non-Recourse. Assignee agrees that the liability of Assignor under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or instrument executed in connection with the transaction contemplated herein, or under any law applicable to the Property or this transaction, shall be limited as provided in Sections 9.2 and 16.8 of the Purchase Agreement.

          DATED as of the day and year first above written.

ASSIGNOR:

VIF II/AMREIT WOODLAKE, LP, a Texas limited partnership

By:	VIF II/AmREIT Woodlake GP, LLC, a Texas limited liability company, its general partner

	By:	VIF II/Woodlake Square, LLC, a Delaware limited liability company, its sole member

		By:	VIF II/Woodlake Investors, LLC, a Delaware limited liability company, a member

			By:	AEW Value Investors II, L.P. a Delaware limited partnership, its sole member

				By:	AEW VIF Managers II, LLC, a Delaware limited liability company, its general partner

					By:	AEW VIF Investors II, Inc., a Delaware corporation, its manager

By:
Name:
Title:

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By:	AmREIT Woodlake Holdco, LLC, a Texas limited liability company, its member

By:
Name:
Its:

ASSIGNEE:
__________________________, a
Texas _______________________

By:
Name:
Its:

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SCHEDULE 4.4

Tenant Estoppel Certificate

THIS IS TO CERTIFY THAT:

1.

The undersigned is the Lessee (“Tenant”) under that certain Lease (the “Lease”) dated _______________ by and between ___________________ as Landlord (“Landlord”), and _____________________________________, as Tenant, covering those certain premises commonly known as _____________________________________________, and containing approximately _________ square feet (the “Property”).

2.

The Lease is in full force and effect and has not been assigned, modified, supplemented, altered or amended in any respect (except as indicated following this sentence) and is the only lease or agreement between the undersigned and Landlord affecting the Premises. If none, state “none”.
_____________________________________________________________________________________.

3.

The undersigned has accepted possession and now occupies the Premises. All conditions of the Lease to be performed by Landlord prior to the date hereof for the full effectiveness of the Lease have been satisfied. Any required payments or inducement from Landlord to Tenant required prior to the date hereof have been made, except _________________________________ (if none, so indicate).

4.	The undersigned has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default under the Lease on the part of Tenant or Landlord.

5.

The lease term began _______________, and the current lease term expires ______________. The fixed minimum rent presently being paid is ____________________. All rentals, charges and other obligations on the part of the undersigned under the Lease have been paid to and including ______________, 2013. No rental, other than for the current month, has been paid in advance except as required by the Lease.

6.	In addition to the above-referenced fixed minimum rent, the Tenant pays its pro-rata share of real estate taxes and operating expenses [in excess of describe base if applicable.]

7.	The amount of the security deposit presently held under the Lease is $(if none, so indicate).

8.

This certification is made with the knowledge that it will be relied upon in connection with financings and sales of the Property and may be relied upon by the current and any future Landlord of the Premises, any current or future holder

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of a mortgage or deed of trust of the Property, and their respective successors and assigns.

DATED this _____ day of _________________, 2013.

TENANT:

[Name of Tenant]

By:
Name:
Its:

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